Summary Prospectus

NOVEMBER 1, 2023

James Micro Cap Fund

Ticker: JMCRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated November 1, 2023, are incorporated by reference into this Summary Prospectus. For a free paper or electronic copy of the Fund’s prospectus and other information, go to https://www.jamesinvestment.com/forms-and-reports.php, call 1-800-99-JAMES (1-800-995-2637), email a request to info@jamesinvestment.com or ask any financial intermediary who offers shares of the Fund.

2	JAMES MICRO CAP FUND
Ticker: JMCRX

INVESTMENT OBJECTIVE

James Micro Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Shareholder Fees

(fees paid directly from your investment)

Redemption Fee (for redemptions within 180 days of purchase)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.46%
Distribution (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	1.50%

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Micro Cap Fund	$153	$474	$818	$1,791

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio. The portfolio turnover of the Fund may vary considerably from year to year.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of foreign and domestic companies that James Investment Research, Inc. (the “Adviser”) believes are undervalued. Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of micro capitalization

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companies. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% investment policy. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi US Equity Micro-Cap TR Index, including ETFs that invest primarily in such securities. As of September 30, 2023, the largest market capitalization of the companies included in the VettaFi US Equity Micro-Cap TR Index was $7.74 billion.

The Fund anticipates investing across a range of industry sectors. However, certain sectors may be significantly overweighted or underweighted compared to the Russell Microcap® Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle. The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Market Disruptions Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war (such as the war between Russia and the Ukraine that began in February 2022), terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Inflation Risk: The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline).

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities markets. When the value of the Fund’s stock-based investments decreases, your investment in the Fund decreases in value and you could lose money.

Summary Prospectus ■ November 1, 2023

4	JAMES MICRO CAP FUND
Ticker: JMCRX

Micro Cap Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some micro capitalization stocks may be illiquid. These risks are enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are even more volatile and their markets considerably less liquid than small cap and mid cap securities. In addition, as some micro cap stocks trade in low volumes and any size of trade can have a large percentage impact on the price of a micro cap stock, the Fund will be more susceptible to sudden and significant losses.

Sector Risk: Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not concentrate in a particular sector.

Equity Securities Risk: The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the markets.

Exchange-Traded Fund Risk: An ETF may trade at a discount or premium to its NAV. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

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Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, ADRs and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

PERFORMANCE

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the average annual total returns of the Fund over time compare with the returns of a broad-based securities market index. Of course, the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesinvestment.com or by calling 1-800-99-JAMES (1-800-995-2637).

Annual Total Return (Year ended December 31):

Best Quarter	4th Quarter 2020	22.92%
Worst Quarter	1st Quarter 2020	-37.18%

The Fund’s year-to-date return as of September 30, 2023 was 12.49%.

Summary Prospectus ■ November 1, 2023

6	JAMES MICRO CAP FUND
Ticker: JMCRX

Average Annual Total Returns (for the period ended December 31, 2022)

	One	Five	Ten
James Micro Cap Fund	Year	Years	Years
Return Before Taxes	(17.30)%	2.64%	8.47%
Return After Taxes on Distributions	(18.91)%	1.58%	7.20%
Return After Taxes on Distributions and Sale of Fund Shares	(9.03)%	(2.01)%	6.76%
VettaFi US Equity Micro-Cap TR Index (reflects no deduction for fees, expenses or taxes)*	(25.76)%	1.80%	8.50%
Russell Microcap® Index (reflects no deduction for fees, expenses or taxes)	(21.96)%	3.69%	8.86%

*	Effective May 30, 2023, the Fund changed its benchmark from the Russell Microcap® Index to the VettaFi US Equity Micro-Cap TR Index. The Fund changed its benchmark because the Adviser believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term capital gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

PORTFOLIO MANAGEMENT

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members and two advisors:

Barry James*	Dr. Fall Ainina, CFA*	R. Brian Culpepper
Committee Member	Committee Member	Portfolio Manager
Since 1991	Since 2019	Since 1998

Brian Shepardson, CFA, CIC	Trent D. Dysert, CFA	Moustapha Mounah, CFA, ERP
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since 2001	Since 2014	Since 2022

Lesley Ott*	Ann M. Shaw**	Thomas L. Mangan**
Committee Member	Advisor	Advisor
Since 2022	Since 2022	Since 2018

*	Barry James, Dr. Fall Ainina, and Lesley Ott are not responsible for the day-to-day management of the Funds.

**	Ann Shaw and Thomas Mangan are advisors to the investment committee and are not responsible for portfolio management of the Funds.

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BUYING AND SELLING FUND SHARES

Minimum Initial Investment	Minimum Additional Investment
$10,000	None
$5,000 (tax-advantaged accounts)

You can buy and redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business by calling 1 800-99-JAMES (1-800-995-2637); by writing to James Advantage Funds, P.O. Box 46707, Cincinnati, OH 45246; via overnight mail at James Advantage Funds, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; via the Fund’s website at www.jamesinvestment.com; through a financial intermediary that has established an agreement with the Fund’s distributor; through an eligible institutional intermediary (a registered investment adviser or bank trust department that has established an omnibus account with the Fund to hold shares owned by clients) or if you are a client of the Adviser. Employees of the Adviser, the Funds’ Trustees and employees of the Funds’ other service providers are eligible to buy shares of these Funds directly through the Transfer Agent or through third party intermediaries.

DIVIDENDS, CAPITAL GAINS AND TAXES

For U.S. federal income tax purposes, a Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when an investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from a tax-advantaged investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through an eligible institutional intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus ■ November 1, 2023

JAMES

Advantage Funds

Your Future. **Our Purpose.**